EXHIBIT 32.2
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concord Milestone Plus, L.P. (the
"Partnership") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Leonard Mandor, President of CM Plus Corporation, the General Partner of the
Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(3)    The Report fully complies with the requirements of Section 13(a) or 15(d)
       of the Securities Exchange Act of 1934, as amended; and

(4)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.

DATE: August 11, 2005                   /s/ Patrick Kirse
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                                        Patrick Kirse
                                        Treasurer and Controller
                                        CM Plus Corporation, General Partner